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                                                                    EXHIBIT 32.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


            We, Steven J. Goldman, Chairman of the Board and Chief Executive Officer, and Eddie K. Schnopp, Senior Vice President - Finance, Treasurer and Chief Financial Officer of Power-One, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:


      (i) The Form 10-Q for the Quarter Ended June 30, 2004 of the Company, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2004



/s/ STEVEN J. GOLDMAN
-----------------------------
Steven J. Goldman
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)




/s/ EDDIE K. SCHNOPP
-----------------------------
Eddie K. Schnopp
Senior Vice President - Finance, Treasurer and
Chief Financial Officer
(Principal Financial Officer)